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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 12, 2004


                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)


           MISSOURI               000-26020               43-1641533
           --------               ---------               ----------
        (State or other      (Commission File No.)       (IRS Employer
        jurisdiction of                               Identification No.)
        incorporation)



                    1690 SOUTH CONGRESS AVENUE, SUITE 200
                         DELRAY BEACH, FLORIDA 33445
                  (Address of principal executive offices)


                                561-805-8000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))




SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On October 12, 2004, the Food and Drug Administration ("FDA") issued a letter stating that VeriChip(TM), a radio frequency identification ("RFID") microchip for human use, has been cleared for medical applications in the United States. The FDA's clearance follows the completion of a de novo application review of the product. Digital Angel Corporation, the Company's majority-owned subsidiary, is the manufacturer of VeriChip(TM), and has licensed the technology to VeriChip Corporation, the Company's wholly-owned subsidiary, for human applications.

A copy of the Company's press release dated October 13, 2004, announcing the clearance, and the FDA's letter are attached to this Report as Exhibits 99.1 and 99.2, respectively.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

As discussed in Item 8.01 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated October 13, 2004.

99.2 Food and Drug Administration Letter Regarding Clearance of VeriChip(TM) for Medical
                           Applications in the United States.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      APPLIED DIGITAL SOLUTIONS, INC.

                      By:     /s/ Evan C. McKeown
                         --------------------------------
                      Name:   Evan C. McKeown
                      Title:  Senior Vice President and Chief Financial Officer



Dated: October 13, 2004





                              INDEX TO EXHIBITS



Exhibit Number             Description
--------------             -----------

    99.1                   Press Release dated October 13, 2004.

    99.2 Food and Drug Administration's Letter Regarding Clearance of VeriChip(TM) for Medical
                           Applications in the United States.